                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                 _____________


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      March 12, 1997
                                                   ----------------------------

                             DIEDRICH COFFEE, INC.
-------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                  0-21203                     33-0086628
-------------------------------------------------------------------------------
(State or Other Jurisdiction     (Commission                 (IRS Employer
     of Incorporation)           File Number)             Identification No.)

2144 Michelson Drive, Irvine, California                        92612
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code         (714) 260-1600
                                                   ----------------------------

                                      N/A
-------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.         OTHER EVENTS.

                On March 12, 1997, Diedrich Coffee, Inc. (the "Company") announced that Mr. Steven A. Lupinacci resigned as a director and as President, Chief Executive Officer and Chief Financial Officer of the Company. Mr. Lupinacci's resignation is not related to any disagreement with the Company on any matter related to the Company's operations, policies or practices.

                The Company's Board of Directors appointed board member Lawrence Goelman as interim President and Chief Executive Officer to replace Mr. Lupinacci. Mr. Goelman, who has been a member of the Board of Directors since October 1996, most recently served as President and Chief Executive Officer of Pinnacle Micro, Inc. Prior to his position with Pinnacle Micro, he served as the President and Chief Executive Officer of CostCare, Inc. for fourteen years. The Board of Directors has launched a search for a permanent President and Chief Executive Officer, whom it will announce when a selection has been finalized.

                                   SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 13, 1997                       DIEDRICH COFFEE, INC.

                                            By:      /s/ Lawrence Goelman
                                                -------------------------------
                                            Name:    Lawrence Goelman
                                            Its:     President and Chief
                                                     Executive Officer